AVONDALE HESTER
                                TOTAL RETURN FUND
                               SEMI-ANNUAL REPORT

                               September 30, 1998

                                 AVONDALE HESTER
                                TOTAL RETURN FUND

November 13, 1998

Re:  Avondale Hester Total Return Fund


Dear Shareholders:

We are pleased to submit our first semi-annual report on the Avondale Hester Total Return Fund. On September 30, shareholders approved the new investment advisory agreement with Hester Capital Management, L.L.C. ("HCM").

Avondale Hester experienced a return of 3.92% during the month of September. Primarily due to the equity allocation, the Fund experienced a -10.1% rate of return for the quarter ended September 30. However, the Fund is up 1.66% year-to-date and is up 2.38% over the last 12 months as of September 30, 1998.

                                                        INVESTMENT PERFORMANCE

                                               9/1/98            7/1/98           1/1/98            10/1/97
                                               THROUGH           THROUGH          THROUGH           THROUGH
                                               9/30/98           9/30/98          9/30/98           9/30/98

Avondale Hester Total Return Fund               3.92%          (10.10%)            1.66%            2.38%

S&P 500 Composite Index                         6.41%           (9.93%)            6.01%            9.06%

S&P 500 Composite Unweighted                   (5.06%)         (15.73%)           (7.17%)          (7.99%)

Lehman Intermediate Bond Index                  2.51%            4.49%             8.12%           10.43%

90 Day U.S. Treasury Bills                      0.49%            1.36%             4.01%            5.28%

Consumer Price Index                            0.18%            0.43%             1.49%            1.55%

Our plans for the portfolio include a restructuring of the bond portfolio. The portfolio has mortgage related securities and a rather short average life. Through restructuring, we plan to invest monies in government agencies and high-grade corporates, as yield spreads have widened dramatically and these sectors represent relative value. In the equity area, we are removing selected names from the technology, services, and pharmaceutical areas of the portfolio. Some stocks are in loss positions, and we will be utilizing those to offset gains for the year. We have been redeploying money in the consumer staples, industrial, and technology areas. With the broad decline in the equity market, we believe it will present an excellent opportunity to buy good companies at attractive prices. The portfolio ended the quarter with 81% of the assets invested in common stocks, 18% in fixed income securities, and 1% in cash reserves. At this point, we plan to maintain the fixed income exposure in a range of 20-25%, with the balance invested in common stocks.

The U.S. equity market has finally succumbed to over-valuation, decelerating earnings momentum, and the global economic and financial crisis. We expect the outcome from these events to be a substantial slowing in U.S. economic growth over the next several months, accompanied by a definitive slowing in corporate profits. Additional reduction of rates on the part of the Federal Reserve is expected, with the federal funds rate potentially declining 50 to 75 basis points from the current rate of 5.00%. The expected Fed easing should result in a positively sloped yield curve and lower interest rates across all maturities. The equity markets should remain quite volatile. Further downside risk on the order of 10% is not out of the question. Serious technical damage has been done to the market and it may take several months for things to stabilize.

Looking forward over the next 18 to 24 months and recognizing that future returns can't be assured, we would assess the potential upside for the market to be as much as 30% based on lower interest rates and a resumption of corporate profit growth. The key going forward is for central banks around the globe to continue lowering interest rates and, more importantly, for Japan to address its banking crisis and stimulate the economy through fiscal policy. We expect large-cap and mid-cap names to lead the market higher in the next up trend. We will continue to search for companies that possess strong balance sheets and that are showing improvement in return on assets and operating profit margins, as well as possessing some catalyst that should ignite their stock price.

The Fund's investment objective of seeking maximum total return consistent with reasonable risk by investment in equity and fixed-income securities is unchanged. However, effective October 7, 1998, the Fund's dividend policy has been revised to provide for payment of dividends once annually. We hope this will result in some savings to the Fund as a result of not having to process relatively small dividend payments quarterly.


Respectfully yours,




/s/                                          /s/

Ira Craig Hester, CFA                       John E. Gunthorp, CFA
President & CEO                             Executive Vice President



The Avondale Hester Total Return Fund's average annualized total return from its inception on October 12, 1988 through the five-year period and the three-year period ending on September 30, 1998 was 10.9% and 10.0%, respectively. The twelve months ending September 30, 1998 showed a total return of 2.4%. Results shown are past performance, which should not be regarded as an indicator of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. The Avondale Hester Total Return Fund is distributed by First Fund Distributors, Inc., Phoenix, AZ 85018.

                                 AVONDALE HESTER
                                TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at September 30, 1998 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 81.4%                                                              Market Value
                     Banks: 11.5%
       7,462         Banc One Corp...........................................................            $ 318,068
       4,600         NationsBank Corp........................................................              246,100
      13,003         Regions Financial Corp..................................................              471,359
                                                                                                           -------
                                                                                                         1,035,527
                                                                                                         ---------
                     Beverages - Alcoholic: 2.1%
       3,400         Anheuser-Busch Companies, Inc...........................................              183,600
                                                                                                           -------

                     Beverages - Soft Drink: 1.4%
       2,100         Coca-Cola Company.......................................................              121,012
                                                                                                           -------

                     Computer Services: 2.5%
       9,400         First Data Corp.........................................................              220,900
                                                                                                           -------

                     Computers: 5.0%
         500         3Com Corp.*.............................................................               15,031
       2,800         International Business Machines Corp....................................              358,400
       6,600         Western Digital Corp.*..................................................               70,950
                                                                                                            ------
                                                                                                           444,381
                                                                                                           -------
                     Consumer Products: 7.2%
       3,000         Bell & Howell Company*..................................................               77,812
       7,200         General Electric Company................................................              572,850
                                                                                                           -------
                                                                                                           650,662
                                                                                                           -------
                     Consumer Services: 1.8%
       6,200         Walt Disney Company.....................................................              156,938
                                                                                                           -------

                     Electric Services: 3.7%
       5,002         Duke Power Company......................................................              331,070
                                                                                                           -------

                     Electronic Instrumentation: 0.9%
       5,000         Kollmorgen Corp.........................................................               78,125
                                                                                                            ------

See accompanying Notes to Financial Statements.

                                 AVONDALE HESTER
                                TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at September 30, 1998 (Unaudited), Continued
------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                           Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Finance: 6.2%
       3,400         American Express Company................................................            $ 263,925
       2,700         Transamerica Corp.......................................................              286,200
                                                                                                           -------
                                                                                                           550,125
                                                                                                           -------
                     Hotel/Motel: 2.8%
      10,400         Marriott International, Inc., Class A...................................              248,300
                                                                                                           -------

                     Industrial Machinery: 3.3%
       5,300         Tyco International Ltd..................................................              292,825
                                                                                                           -------

                     Insurance: 3.6%
       8,500         Travelers Group, Inc....................................................              318,750
                                                                                                           -------

                     Linen Supplies: 1.4%
       8,000         Angelica Corp...........................................................              128,500
                                                                                                           -------

                     Oil-Energy: 2.7%
       3,400         Exxon Corp..............................................................              238,638
                                                                                                           -------

                     Pharmaceuticals: 23.0%
       2,800         Bristol-Myers/Squibb Company............................................              290,850
       8,500         Carrington Laboratories, Inc.*..........................................               27,625
       4,000         Johnson & Johnson.......................................................              313,000
       6,400         Pfizer, Inc.............................................................              678,000
       7,200         Schering-Plough Corp....................................................              745,650
           -                                                                                               -------
                                                                                                         2,055,125
                                                                                                         ---------
                     Retail - Restaurants: 2.0%
       3,000         McDonald's Corp.........................................................              179,062
                                                                                                           -------

                     Telecommunications Equipment: 0.3%
       4,000         IPC Information Systems, Inc.*..........................................               28,000
                                                                                                            ------

                     Total Common Stock (cost $4,098,084)....................................            7,261,540
                                                                                                         ---------

See accompanying Notes to Financial Statements.

                                 AVONDALE HESTER
                                TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at September 30, 1998 (Unaudited), Continued
Principal Amount     BONDS: 15.4%                                                                      Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Agencies: 13.7%
    $150,000         FNMA, 5.300%, 12/10/1998................................................            $ 150,081
     250,000         FNMA, 6.375%, 10/13/2000................................................              250,103
     500,000         FNMA, 5.865%, 7/16/2001.................................................              505,085
      93,528         FNMA, 7.500%, 8/1/2002..................................................               95,704
     154,459         FNMA, 7.000%, 6/1/2003..................................................              158,418
      64,232         GNMA, 5.500%, 5/20/2027.................................................               65,071
                                                                                                            ------
                                                                                                         1,224,462
                                                                                                         ---------
                     U.S. Treasury Notes: 0.6%
      50,000         7.125%, 2/29/2000.......................................................               51,781
                                                                                                            ------

                     Corporate: 1.1%
      75,000         Associates Corp., 6.750%, 10/15/1999....................................               76,056
      25,000         IBM, 6.375%, 6/15/2000..................................................               25,644
                                                                                                            ------
                                                                                                           101,700
                                                                                                           -------

                     Total Bonds (cost $1,365,242)...........................................            1,377,943
                                               --                                                        ---------

                     SHORT-TERM INVESTMENTS: 2.4%
------------------------------------------------------------------------------------------------------------------------------------
                     Money Market Investment: 2.4%
     213,721         Star Treasury Cash Management Fund, 4.710%, 4/1/1999
                     (cost $213,721).........................................................              213,721
                                                                                                           -------

                     Total Investment in Securities (cost $5,677,047+): 99.2%................            8,853,204
                     Other Assets less Liabilities: 0.8%.....................................               68,922
                                                                                                            ------
                     Total Net Assets: 100.0%       .........................................          $ 8,922,126
                                                                                                       ===========

*Non-income producing security.

+At September 30, 1998,  the cost of securities for Federal tax purposes was the
same  as  the  basis  for  financial  reporting.   Unrealized  appreciation  and
depreciation of securities were as follows:

         Gross unrealized appreciation.......................................................          $ 3,494,379
         Gross unrealized depreciation.......................................................             (318,222)
                                                                                                          --------
                     Net unrealized appreciation.............................................          $ 3,176,157
                                                                                                       ===========

See accompanying Notes to Financial Statements.

                                 AVONDALE HESTER
                                TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES at September 30, 1998 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
      Investments in securities, at value (cost $5,677,047)....................................        $ 8,853,204
      Receivables:
            Dividends and interest.............................................................             30,858
            Securities sold....................................................................             77,961
                                                                                                            ------
                  Total assets ................................................................          8,962,023
                                                                                                         ---------
LIABILITIES
      Payables:
            Advisory fees......................................................................                525
            Administration fee.................................................................              2,728
            Securities purchased...............................................................             16,298
      Accrued expenses ........................................................................             20,346
                                                                                                            ------
                  Total liabilities ...........................................................             39,897
                                                                                                            ------

NET ASSETS  ...................................................................................        $ 8,922,126
                                                                                                       ===========

      Net asset value, offering and redemption price per share
            ($8,922,126/278,337 shares outstanding;
            unlimited number of shares authorized without par value) ........................               $32.06
                                                                                                            ======

COMPONENTS OF NET ASSETS
      Paid-in capital .........................................................................        $ 5,153,558
      Undistributed net investment income......................................................             19,975
      Undistributed net realized gain on investments ..........................................            572,436
      Net unrealized appreciation on investments ..............................................          3,176,157
                                                                                                         ---------
            Net assets ........................................................................        $ 8,922,126
                                                                                                       ===========

See accompanying Notes to Financial Statements.

                                 AVONDALE HESTER
                                TOTAL RETURN FUND

STATEMENT  OF  OPERATIONS  -  For  the  Six  Months  Ended  September  30,  1998
(Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Income
            Dividends   .......................................................................           $ 57,741
            Interest  .........................................................................             44,739
            Other .............................................................................                549
                                                                                                               ---
                  Total income  ...............................................................            103,029
                                                                                                           -------
      Expenses
            Advisory fees......................................................................             31,933
            Administration fee ................................................................             15,041
            Fund accounting fees  .............................................................              9,619
            Audit fee .........................................................................              6,182
            Transfer agent fees  ..............................................................              4,582
            Legal fees  .......................................................................              3,937
            Trustee fees  .....................................................................              2,290
            Custody fees.......................................................................              2,157
            Miscellaneous......................................................................              1,590
            Reports to shareholders ...........................................................                997
            Registration fees..................................................................                921
                                                                                                               ---
                  Total expenses  .............................................................             79,249
                                                                                                            ------
                        Net investment income  ................................................             23,780
                                                                                                            ------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
      Net realized gain from security transactions.............................................            274,420
      Net change in unrealized appreciation on investments.....................................         (1,212,451)
                                                                                                        ----------
                  Net realized and unrealized loss on investments..............................           (938,031)
                                                                                                          --------
                        Net decrease in net assets resulting from operations ..................         $ (914,251)
                                                                                                        ==========





See accompanying Notes to Financial Statements.

                                 AVONDALE HESTER
                                TOTAL RETURN FUND

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Six Months             Year
                                                                                     Ended                Ended
                                                                               September 30, 1998#    March 31,1998
------------------------------------------------------------------------------------------------------------------------------------
(DECREASE) INCREASE IN NET ASSETS FROM:
OPERATIONS
   Net investment income     .............................................            $ 23,780            $ 51,755
   Net realized gain from security transactions  .........................             274,420             217,544
   Net change in unrealized appreciation on investments ..................          (1,212,451)          3,099,157
                                                                                    ----------           ---------
      Net (decrease) increase in net assets resulting from operations  ...            (914,251)          3,368,456
                                                                                      --------           ---------

DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income .................................................              (5,939)            (49,621)
   Net realized gain from security transactions ..........................                   0            (166,584)
                                                                                             -            --------
      Total distributions to shareholders ................................              (5,939)           (216,205)
                                                                                        ------            --------

CAPITAL SHARE TRANSACTIONS
   Net decrease in net assets derived from net change in
     outstanding shares (a)...............................................          (1,071,938)         (2,115,938)
                                                                                    ----------          ----------
      Total (decrease) increase in net assets.............................          (1,992,128)          1,036,313

NET ASSETS
   Beginning of period....................................................          10,914,254           9,877,941
                                                                                    ----------           ---------
End of period ............................................................         $ 8,922,126         $10,914,254
                                                                                   ===========         ===========

(a) A summary of capital share transactions is as follows:
                                                              Six Months Ended                   Year Ended
                                                             September 30, 1998#               March 31, 1998
                                                             -------------------               --------------
                                                          Shares          Value            Shares        Value
                                                          ------          -----            ------        -----
Shares sold ......................................         42,607      $ 1,438,310         11,969        $ 383,640
Shares issued in reinvestment of distributions....            149            5,313          6,229          196,258
Shares redeemed...................................        (73,987)      (2,515,561)       (86,710)      (2,695,836)
                                                          -------       ----------        -------       ----------
Net decrease......................................        (31,231)     $(1,071,938)       (68,512)     $(2,115,938)
                                                          =======      ===========        =======      ===========

#Unaudited.

See accompanying Notes to Financial Statements.

                                 AVONDALE HESTER
                                TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period
------------------------------------------------------------------------------------------------------------------------------------
                                          Six Months
                                        Ended September                 Years Ended March 31,
------------------------------------------------------------------------------------------------------------------------------------
                                           30, 1998#     1998        1997       1996        1995        1994
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period ..     $35.26      $26.13      $27.76      $23.58     $22.93      $24.78
Income from investment operations:
      Net investment income............       0.08        0.16        0.18        0.27       0.23        0.26
      Net realized and unrealized gain
            (loss) on investments .....      (3.26)       9.61        0.14        6.00       1.49       (0.44)
                                             -----        ----        ----        ----       ----       -----
Total from investment operations.......      (3.18)       9.77        0.32        6.27       1.72       (0.18)
                                             -----        ----        ----        ----       ----       -----

Less distributions:
      From net investment income.......      (0.02)      (0.15)      (0.28)      (0.27)     (0.23)      (0.35)
      From net capital gains...........       0.00       (0.49)      (1.67)      (1.82)     (0.84)      (1.32)
                                              ----       -----       -----       -----      -----       -----
Total distributions....................      (0.02)      (0.64)      (1.95)      (2.09)     (1.07)      (1.67)
                                             -----       -----       -----       -----      -----       -----
Net asset value, end of period.........     $32.06      $35.26      $26.13      $27.76     $23.58      $22.93
                                            ======      ======      ======      ======     ======      ======


Total return...........................      (9.02)%     37.65%       1.10%      26.67%      7.82%      (0.82)%


Ratios/supplemental data:
Net assets, end of period (millions)...      $ 8.9      $ 10.9       $ 9.9       $ 9.8      $ 6.9       $ 7.4
Ratio of expenses to average net assets       1.52%+      1.59%       1.83%       1.69%      1.77%       1.83%
Ratio of net investment income to average
      net assets.......................       0.45%+      0.48%       0.62%       1.03%      0.96%       1.09%

Portfolio turnover rate  ..............       8.15%       9.38%      40.87%      52.25%     52.24%      73.65%



#Unaudited.

+Annualized.

See accompanying Notes to Financial Statements.

                                 AVONDALE HESTER
                                TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      Avondale Hester Total Return Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment management company. The Fund began operations on October 12, 1988.

      Hester Capital Management, L.L.C. (the "Advisor"), the Fund's advisor, is a registered investment advisor, and provides investment advisory service to individuals and institutions with assets of approximately $500 million. Mr. Ira Craig Hester, President, and Mr. John Gunthrop, Executive Vice President, are responsible for the management of the Fund's portfolio. Prior to September 1, 1998, the Fund was known as the Avondale Total Return Fund and was managed by Herbert R. Smith & Co., Inc.

      The Fund's investment objective is to seek maximum total return consistent with reasonable risk. The Fund seeks to achieve its objective by investing in equity and fixed income securities.


NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.
                  U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

                                 AVONDALE HESTER
                                TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued
--------------------------------------------------------------------------------
      D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.


NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

      For the five months ended August 31, 1998, Herbert R. Smith, Incorporated (the "Manager") provided the Fund with investment management services under an Investment Advisory Agreement. The Manager furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Manager was entitled to a monthly fee at the annual rate of 0.70% on the first $200 million of average daily net assets; 0.60% on the next $300 million of net assets; and 0.50% on net assets exceeding $500 million. For the six months ended September 30, 1998, the Fund incurred $31,933 in Management fees. The Advisor assumed management of the Fund's assets on September 1, 1998 and did not receive an investment advisory fee for the one-month period ended September 30, 1998.
      Investment Company Administration, LLC (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at an annual rate equal to the greater of 0.15% of the Fund's average daily net assets or $30,000. For the six months ended September 30, 1998, the Fund incurred $15,041 in Administration fees.
      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.
      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.


NOTE 4 - PURCHASES AND SALES OF SECURITIES

      The cost of purchases and the proceeds from sales of securities, excluding short-term securities and U.S. Government securities, for the six months ended September 30, 1998, were $311,979 and $1,797,514, respectively.
      For the six months ended September 30, 1998, the cost of purchases and the proceeds from sales of U.S. Government and Government Agency obligations, excluding short-term securities, were $499,466 and $94,313, respectively.


NOTE 5 - SHAREHOLDER MEETING

      At a shareholder meeting on September 30, 1998, Hester Capital Management, L.L.C. was approved as investment advisor to the Avondale Hester Total Return Fund.

                               Investment Advisor

                        Hester Capital Management, L.L.C.
                          100 Congress Ave., Suite 1920
                                Austin, TX 78701


                                   Distributor

                          First Fund Distributors, Inc.
                       4455 E. Camelback Road, Suite 261E
                                Phoenix, AZ 85018


                                    Custodian

                                 Star Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202


                                 Transfer Agent

                          American Data Services, Inc.
                                  P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 282-2340


                                    Auditors

                              Tait, Weller & Baker
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103


                                  Legal Counsel

                     Paul, Hastings, Janofsky & Walker, LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104

   This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

   Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.